Summary Prospectus Supplement	April 20, 2022

Putnam Focused Large Cap Growth ETF,
Putnam Focused Large Cap Value ETF,
Putnam Sustainable Future ETF and
Putnam Sustainable Leaders ETF
(each, a “Fund”)
Summary Prospectuses dated December 30, 2021

Effective immediately, the following information replaces similar information for each Fund found under the “Principal Investment Strategies” heading:

The fund is an actively managed ETF that operates pursuant to an exemptive order from the Securities and Exchange Commission (Order) and does not publicly disclose its complete portfolio holdings each business day. Instead, the fund publishes each business day on its website a “Tracking Basket,” which is designed to closely track the daily performance of the fund but is not the fund’s actual portfolio. The Tracking Basket is comprised of: (1) select recently disclosed portfolio holdings and/or select securities from the universe from which the fund’s investments are selected (Strategy Components); (2) liquid ETFs that convey information about the types of instruments (that are not otherwise fully represented by the Strategy Components) in which the fund invests (Representative ETFs); and (3) cash and cash equivalents. For additional information regarding the Tracking Basket, see “Additional information about the fund — Tracking basket structure” in the prospectus.

329850 4/22